JULY 13, 1999

DELAWARE POOLED TRUST, INC.
THE MID-CAP GROWTH EQUITY PORTFOLIO
THE EMERGING MARKETS PORTFOLIO

SUPPLEMENT TO THE PROSPECTUS


At an adjourned shareholders' meeting held on April 13, 1999, shareholders of each of The Mid-Cap Growth Equity Portfolio and The Emerging Markets Portfolio approved a new Investment Advisory Agreement with Delaware Management Company ("Delaware") and Delaware International Advisers Ltd. ("Delaware International"), respectively. Under the new Investment Advisory Agreements, The Mid-Cap Growth Equity Portfolio pays Delaware an annual fee equal to 0.75% of The Mid-Cap Growth Equity Portfolio's average daily net assets and The Emerging Markets Portfolio pays Delaware International an annual fee equal to 1.00% of The Emerging Markets Portfolio's average daily net assets. The new advisory fees became effective on April 15, 1999.

In accordance with the new advisory fee for the MID-CAP GROWTH
EQUITY PORTFOLIO, the following revises the annual Portfolio operating expenses table and expense example on page 12 of the
Prospectus:


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Mid-Cap
Growth Equity Portfolio's assets.

Investment advisory fees(1)                            0.75%
Distribution and service (12b-1) fees                  None
Other expenses(1)                                      0.91%
Total operating expenses(1)                            1.66%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year            $169
3 years           $523
5 years           $902
10 years        $1,965

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.



In accordance with the new advisory fee for the EMERGING MARKETS
PORTFOLIO, the following revises the annual Portfolio operating expenses table and expense example on page 34 of the Prospectus:

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The
Emerging Markets Portfolio's assets.

Investment advisory fees(2)                     1.00%
Distribution and service (12b-1) fees           None
Other expenses(2)                               0.49%
Total operating expenses(2)                     1.49%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

               Assumes redemption           Assumes no redemption
1 year               $300                           $225
3 years              $617                           $542
5 years              $957                           $882
10 years           $1,916                         $1,841

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.